UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12.

General Cable Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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On December 4, 2017, the information below was sent by email to sales leaders of the Company:

CUSTOMER & SUPPLIER TALKING POINTS

We have announced that General Cable’s Board of Directors has concluded their review of strategic alternatives. Here is some context about what this means:

•	The Board of Directors determined that a sale of General Cable to Prysmian Group is in the best interest of our shareholders and will position the company to meet future opportunities and challenges in the dynamic and evolving wire and cable industry.

•	Together, we will be able to deliver - consistently across the globe - a robust portfolio of products and services and new product innovation to meet the challenges facing our industry and to capitalize on future opportunities.

•	Broader product and technology offerings, for example in fiber optic communications and in high voltage land and subsea cables and turnkey services

•	Acceleration of innovation by combining and continuing both Companies’ complementary technology investments

•	Increased investments to improve processes and systems, resulting in higher customer service and delivery performance levels, reduced lead times, etc.

•	Please note: In the short-term, this announcement does not change our day-to-day operations – it is business as usual at General Cable. This news has no immediate impact on our current relationship or our current terms and conditions. Your General Cable point of contact will not change.

•	The signed purchase agreement is just the first step of the process. This transaction must go through regulatory and shareholder approvals and other customary closing conditions. We expect this process to be complete by third quarter, 2018.

•	Until the transaction closes, we will continue to operate as two separate companies.

•	We deeply value your business, and you remain an integral part of General Cable’s success. If you have any additional questions, please don’t hesitate to reach out to [me] at any time and I will find answers to your questions.

•	We are committed to providing the high level of service you expect throughout this transition.

Top FAQs

1.	What does this announcement mean to customers & suppliers?

•	It’s business as usual. We remain two separate companies until the transaction closes. Your point of contact remains the same. We remain committed as always to the high quality of our business relationships.

2.	What are the benefits for customers?

•	See key benefits above

•	The General Cable team remains 100% focused on meeting your needs and continuing to provide you with the innovative wire and cable solutions and exceptional service you have come to expect.

3.	Does this announcement impact the terms of our current contract?

•	No. It’s business as usual and there are no changes to any terms or conditions of our current contracts.

4.	When should we expect changes?

•	This transaction must go through regulatory and shareholder approvals and other customary closing conditions. We expect this process to be complete by third quarter, 2018.

5.	What should I say if a customer, channel partner or others expresses a negative perception of Prysmian Group?

•	Review key benefits

•	Prysmian Group has a great deal of experience in successfully integrating businesses and they understand the value of preserving and enhancing customer relationships.

•	Elevate any specific negative customer perception issues to management so that we can proactively address them.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements regarding the proposed transaction, future financial results and performance, plans and objectives, capital expenditures, understanding of competition, projected sources of cash flow, potential legal liability, proposed legislation and regulatory action, and our management’s beliefs, expectations or opinions, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or the rules and regulations promulgated by the SEC. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “may,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “assume,” “seek to” or other similar expressions, or the negative of these expressions, although not all forward-looking statements contain these identifying words.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over many of which we have no control. These factors, risks and uncertainties include, but are not limited to, the following: (1) the conditions to the completion of the proposed transaction may not be satisfied, or the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule; (2) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on our business relationships, operating results, and business generally; (5) risks that the proposed transaction disrupts our current plans and operations and potential difficulties in our employee retention as a result of the proposed transaction; (6) risks related to diverting management’s attention from our ongoing business operations; (7) the outcome of any legal proceedings that may be instituted against us related to the proposed transaction or the transaction agreement between the parties to the proposed transaction; (8) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (9) general economic conditions, particularly those in the construction, energy and information technology sectors; (10) the volatility in the price of raw materials, particularly copper and aluminum; (11) the trading price of our common stock; and (12) other factors discussed from time to time in our reports filed with the SEC, including the factors discussed in Item 1A of the Company’s 2016 Annual Report on Form 10-K as filed with the SEC on February 24, 2017 and subsequent SEC filings, which are available at http://www.sec.gov.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Prysmian S.p.A. In connection with the proposed transaction, the Company intend to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company. Such documents are not currently available.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2017. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.